The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund Partners Large Cap Growth Fund I

2.       Issuer:  AMN Healthcare Services (AHS)

3.       Date of purchase:  11/12/01

4.       Underwriter from whom purchased:  Montgomery Securities/UBS Warburg

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Co

6.       Aggregate principal amount of purchase:  $1,700

7.       Aggregate principal amount of offering:  $170,000,000

8.       Purchase price (net of fees and expenses):  $17.00

9.       Date offering commenced:  11/12/01

10. Offering price at close of first full business day on which any sales are made: $21.66

11.      Commissions, spread or profit: 7.0%
                                        $

12.      Have the following conditions been satisfied:
                                                                                Yes:            No:

a.   Registered Public Offerings:  The securities are a part
     of an issue registered under the Securities Act of 1933,                    X
     which is being offered to the public:

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and
     (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section
     2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered pursuant to section 12(b) or 12(g) of the 1934
     Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                           X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                 X

g.       The underwriting was a firm commitment underwriting.                    X

h.   The commission, spread or profit was reasonable and fair in relation to
     that being received by others for underwriting similar securities during    X
     the same period.

i.       The amount of such securities of any class of such issue
     purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a
     Rule 144A Offering, 25% of the total of (i) the principal
     amount of the offering of such class sold by underwriters or
     members of the selling syndicate to qualified  institutional                X
     buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of such class in any concurrent public offering.

j.       No Affiliated Underwriter was a direct or indirect
     participant or benefited directly or indirectly from, the                   X
     purchase.


Completed by: \s\William S. Auslander               Date:
              Portfolio Manager

                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund Partners Large Cap Growth Fund I

2.       Issuer:  Anthem Inc. (ATH)

3.       Date of purchase:  10/29/01

4.       Underwriter from whom purchased:  Utendahl Capital

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Co

6.       Aggregate principal amount of purchase:  $50,400

7.       Aggregate principal amount of offering:  $1,029,600,000

8.       Purchase price (net of fees and expenses):  $36.00

9.       Date offering commenced:  10/29/01

10. Offering price at close of first full business day on which any sales are made: $40.90

11.      Commissions, spread or profit: 4.6%
                                        $


12.      Have the following conditions been satisfied:

                                                                                            Yes:     No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                 X

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                       X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                             X

g.   The underwriting was a firm commitment underwriting.                                    X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                        X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                         X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                              X


Completed by:   \s\William S. Auslander                                  Date:
                 Portfolio Manager

                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund:  Partners MidCap Blend Fund

2.   Issuer:  Anthem, Inc.

3.   Date of purchase:  10/29/01

4.   Underwriter from whom purchased:  Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.   Aggregate principal amount of purchase:  7,200.00

7.   Aggregate principal amount of offering:  102,960,000.00

8.   Purchase price (net of fees and expenses):  36.00

9.   Date offering commenced:  10/29/01

10. Offering price at close of first full business day on which any sales are made:

11.  Commissions, spread or profit:  Commission 1.00
                                     $

12.  Have the following conditions been satisfied:

                                                                                              Yes:     No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                    X

b.   Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                X

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                   X
     material).

d.   Rule 144A Offerings:  The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules
     501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                              X

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                          X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                X

g.   The underwriting was a firm commitment underwriting.                                       X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                           X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                            X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited                X
     directly or indirectly from, the purchase.


Completed by:           \s\Matthew DeAngelo                 Date:  2/4/2002
                        Portfolio Administrator






                             RULE 10f-3 REPORT FORM

                         Record Of Securities Purchased
                    Under The Trust's Rule 10f-3 Procedures

1. Name of Portfolio: Principal Investors Fund Inc. Partners Small Cap Growth Fund I

2.   Name of Issuer: Anthem, Inc.

3.   Date of Purchase: October 29, 2001

4.   Underwriter from whom purchased: Goldman, Sachs & Co

5.   "Affiliated   Underwriter"   managing  or   participating  in  underwriting
     syndicate: Neuberger Berman, LLC

6.   Is a list of the underwriting syndicate's members attached?  Yes X No _____

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 209,530

8.   Aggregate principal amount of offering: 55,200,000

9.   Purchase price (net of fees and expenses): $ 36.00

10.  Date offering commenced: October 29, 2001

11.  Offering price at close of first day on which any sales were made: $ 36.00

12.      Commission, spread or profit:  4.60%
                                        $1.656/ share

13.      Have the following conditions been satisfied?                                                       Yes           No

a.       The securities are:

                  part of an issue  registered  under the  Securities Act of 1933
                  which is being offered to the public;                                                        X          ____

                  Eligible Municipal Securities;                                                             ____         ____

                  sold in an Eligible Foreign Offering; or                                                   ____         ____

                  sold in an Eligible Rule 144A offering?                                                    ____         ____

         (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)
                                                                                                             Yes           No

b.       (1) The  securities  were  purchased  prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other  purchaser of securities in that  offering or in any  concurrent  offering  of the  securities  (except,  in the case of an
         Eligible  Foreign  Offering,  for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

                                                                                                               X          ____

         (2) If the  securities to be purchased were offered for  subscription  upon exercise of rights, such  securities  were  purchased  on or before the fourth day  preceding  the day on which the
         rights offering terminates?                                                                         ____         ____
c.       The underwriting was a firm commitment underwriting?                                                  X          ____
d.       The commission,  spread or profit was reasonable and fair in relation to that being received by others  for  underwriting  similar  securities  during  the same  period  (see  Attachment  for comparison of spread with comparable recent offerings)?
                                                                                                               X          ____
e.       The issuer of the securities,  except for Eligible Municipal  Securities,  and its predecessors
         have been in continuous operation for not less than three years?                                      X          ____
f.       (1) The amount of the  securities,  other than those  sold in an  Eligible  Rule 144A  Offering
         (see  below),  purchased  by all of the  investment  companies  advised by the  Adviser did not exceed 25% of the principal amount of the offering; OR
                                                                                                               X          ____
         (2) If the  securities  purchased  were sold in an Eligible Rule 144A  Offering,  the amount of such  securities  purchased  by all of the  investment  companies  advised  by the  Adviser  or
         Subadviser did not exceed 25% of the total of:

         (i)      The principal  amount of the offering of such class sold by underwriters or members of
                  the  selling  syndicate  to  qualified   institutional  buyers,  as  defined  in  Rule
                  144A(a)(1), plus

         (ii)The principal amount of the offering of such class in any concurrent public offering?

                                                                                                             ____         ____
g.  (1)  No   affiliated   underwriter   of  the   Trust   was  a   direct   or   indirect   participant
         in or beneficiary of the sale; OR                                                                     X          ____

         (2) With  respect to the  purchase of Eligible  Municipal  Securities,  such  purchase  was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
                                                                                                             ____         ____


                                                                                                             Yes           No


h.       Information  has or will be  timely  supplied  to the  appropriate  officer  of the  Trust  for
         inclusion on SEC Form N-SAR and quarterly reports to the Trustees?                                    X          ____

Approved:    \s\Richard Russell                           Date: November 5, 2001


                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Principal Investors Fund Large Cap Growth Fund I

2.   Issuer: Aramark Corp. (RMK)

3.   Date of purchase: 12/10/01

4.   Underwriter from whom purchased: Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Co

6.   Aggregate principal amount of purchase: $6,900

7.   Aggregate principal amount of offering: $690,000,000

8.   Purchase price (net of fees and expenses): $23.00

9.   Date offering commenced: 12/10/01

10. Offering price at close of first full business day on which any sales are made: $25.40

11.  Commissions, spread or profit: 5.5%
                                    $

12.  Have the following conditions been satisfied:
                                                                                               Yes:     No:
     a.   Registered  Public  Offerings:  The  securities are a part of an issue registered under the Securities Act of 1933, which is being offered to
          the public:                                                                            X

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                           X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                 X

g.       The underwriting was a firm commitment underwriting.                                    X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                            X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                             X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                  X



Completed by:   \s\William S. Auslander                 Date:
                Portfolio Manager

                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Partners MidCap Blend Fund

2.   Issuer: Aramark Worldwide Corp.

3.   Date of purchase: 11/10/01

4.   Underwriter from whom purchased: J.P. Morgan

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.   Aggregate principal amount of purchase: 34,500.00

7.   Aggregate principal amount of offering: 69,000,000.00

8.   Purchase price (net of fees and expenses): 23.00

9.   Date offering commenced: 11/10/01

10. Offering price at close of first full business day on which any sales are made:

11.  Commissions, spread or profit: 0.76
                                    $

12.  Have the following conditions been satisfied:
                                                                                               Yes:      No:
     a.   Registered  Public  Offerings:  The  securities are a part of an issue registered under the Securities Act of 1933, which is being offered to
          the public:                                                                           X

     b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section  3(a)(29) of the  Securities  Exchange Act of 1934;
          (ii) the issuer of such  securities  has received an investment  grade rating from a nationally  recognized  statistical rating organization;
          and (iii) if the issuer or entity  supplying  the revenues  from which the issue is to be paid has been in continuous operation for less than three years  (including  the operations of any  predecessors),  it has received  one of the  three  highest  ratings  from at least  one such
          rating service.                                                                                X

c.       Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                     X
     material).

d.       Rule 144A Offerings:  The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules
     501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                                X

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                           X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                 X

g.       The underwriting was a firm commitment underwriting.                                    X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                            X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                             X

j.       No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                  X



Completed by: \s\Matthew DeAngelo                          Date:2/4/2002
              Portfolio Administrator


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners MidCap Blend Fund

2.       Issuer:  King Pharmaceuticals

3.       Date of purchase:  11/01/01

4.       Underwriter from whom purchased:  First Boston

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  30,400.00

7.       Aggregate principal amount of offering:  77,900,000.00

8.       Purchase price (net of fees and expenses):  38.00

9.       Date offering commenced:  11/01/01

10. Offering price at close of first full business day on which any sales are made:

11.      Commissions, spread or profit:  Commission 0.72
                                         $

12.      Have the following conditions been satisfied:

                                                                                              Yes:       No:
a.       Registered Public Offerings:  The securities are a part of an issue registered
         under the Securities Act of 1933, which is being offered to the public:               X

b.       Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                  X

c.       Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                     X
     material).

d.       Rule 144A Offerings:  The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules
     501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                                X

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                         X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                               X

g.       The underwriting was a firm commitment underwriting.                                  X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                          X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                           X

j.       No Affiliated Underwriter was a direct or indirect participant or benefited           X
     directly or indirectly from, the purchase.



Completed by:  \s\ Matthew DeAngelo                            Date:  2/4/02
               Portfolio Administrator


                             The Principal Funds
                       Record of Securities Purchased
                       Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Principal Investors Fund Partners Large
                                   Cap Growth Fund I

2.       Issuer:  Prudential Financial Inc. (PRU)

3.       Date of purchase:  12/12/01

4.       Underwriter from whom purchased:  Deutschebank

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Co

6.       Aggregate principal amount of purchase:  $41,250

7.       Aggregate principal amount of offering:  $3,025,000,000

8.       Purchase price (net of fees and expenses):  $27.50

9.       Date offering commenced:  12/12/01

10. Offering price at close of first full business day on which any sales are made: $29.30

11.      Commissions, spread or profit: 4.5%
                                        $

12.  Have the following conditions been satisfied:

                                                                                                Yes:      No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                     X

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                          X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                X

g.   The underwriting was a firm commitment underwriting.                                       X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                           X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                            X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                 X


Completed by:/s/William S. Auslander                       Date:
             Portfolio Manager

                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Partners MidCap Blend Fund

2.   Issuer: Prudential Financial

3.   Date of purchase: 12/12/01

4.   Underwriter from whom purchased: Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.   Aggregate principal amount of purchase: 13,750.00

7.   Aggregate principal amount of offering: 14,938,000.00

8.   Purchase price (net of fees and expenses): 27.50

9.   Date offering commenced: 12/12/01

10. Offering price at close of first full business day on which any sales are made:

11.  Commissions, spread or profit: Commission 0.74
                                    $

12.  Have the following conditions been satisfied:
                                                                                                Yes:     No:
     a.   Registered  Public  Offerings:  The  securities are a part of an issue registered under the Securities Act of 1933, which is being offered to
          the public:                                                                             X

     b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section  3(a)(29) of the  Securities  Exchange Act of 1934;
          (ii) the issuer of such  securities  has received an investment  grade rating from a nationally  recognized  statistical rating organization;
          and (iii) if the issuer or entity  supplying  the revenues  from which the issue is to be paid has been in continuous operation for less than three years  (including  the operations of any  predecessors),  it has received  one of the  three  highest  ratings  from at least  one such
          rating service.                                                                                 X

     c.   Foreign Offerings:  The securities are offered publicly under the laws of a country  other than the United  States  and (i) the  offering  is subject to regulation by a "foreign financial  regulatory  authority,"
          as defined  in Section  2(a)(50)  of the 1940 Act,  in the  country in which the public offering occurs; (ii) the securities are offered at a fixed price to all  purchasers in the offering  (except for any rights to  purchase  securities  that are  required  by law to be  granted  t existing security holders of the issuer);  (iii) financial statements,
          prepared  and  audited  in  accordance  with  standards   required  or
          permitted by the appropriate foreign financial regulatory authority in the  country in which the public  offering  occurs,  for the two years prior to the  offering,  are  available to the public and  prospective purchasers in connection with the offering;  and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered pursuant to  section  12(b) or 12(g)  of the  1934 Act or is  required  to file reports  pursuant  to  section  15(d) of the 1934 Act;  and (b) it has filed all the material  required to be filed pursuant to section 13(a)
          or  15(d) of the 1934  Act for a  period  of at  least  twelve  months immediately preceding the sale of such securities (or for such shorter
          period that the issuer was required to file such material).                                     X


     d.   Rule  144A  Offerings:  The  securities  are  (I)  offered  or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule
          144A thereunder, or Rules 501-508 thereunder;  (ii) the securities are sold to qualified  institutional buyers, as defined in Rule 144(a)(1);
          and (iii) the  securities  are eligible for resale to other  qualified
          institutional buyers pursuant to Rule 144A.                                                     X

     e.   In respect of any  securities  other than  municipal  securities,  the issuer of such  securities  has been in  continuous  operation for not
          less than three years (including the operations of predecessors).                      X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                 X

g.       The underwriting was a firm commitment underwriting.                                    X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                            X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                             X

j.       No Affiliated Underwriter was a direct or indirect participant or benefited             X
     directly or indirectly from, the purchase.



Completed by:           \s\Matthew DeAngelo                     Date:02/4/2002
                        Portfolio Administrator

                             The Principal Funds
                       Record of Securities Purchased
                       Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Principal Investors Fund Large Cap
                                   Growth Fund I

2.       Issuer:  Raytheon (RTN)

3.       Date of purchase:  10/25/01

4.       Underwriter from whom purchased:  Montgomery Securities

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Co

6.       Aggregate principal amount of purchase:  $93,100

7.       Aggregate principal amount of offering:  $964,250,000

8.       Purchase price (net of fees and expenses):  $33.25

9.       Date offering commenced:  10/25/01

10. Offering price at close of first full business day on which any sales are made: $33.25

11.      Commissions, spread or profit: 3.5%
                                        $

12.      Have the following conditions been satisfied:
                                                                                                Yes:       No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                     X

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                           X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                 X

g.    The underwriting was a firm commitment underwriting.                                       X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                            X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                             X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                  X



Completed by:   /s/William S. Auslander                            Date:
                Portfolio Manager


                          The Principal Funds
                    Record of Securities Purchased
                    Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners MidCap Blend Fund

2.       Issuer:  Raytheon Co.

3.       Date of purchase:  10/25/01

4.       Underwriter from whom purchased:  First Boston

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  9,975.00

7.       Aggregate principal amount of offering:  96,425,000.00

8.       Purchase price (net of fees and expenses):  33.25

9.       Date offering commenced:  10/25/01

10. Offering price at close of first full business day on which any sales are made:

11.      Commissions, spread or profit:  Commission 0.76
                                         $

12.      Have the following conditions been satisfied:
                                                                                               Yes:     No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                    X

b.   Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                 X

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                    X
     material).

d.   Rule 144A Offerings:  The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules
     501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                               X

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                          X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                X

g.   The underwriting was a firm commitment underwriting.                                       X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                           X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                            X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited                X
     directly or indirectly from, the purchase.



Completed by:  /s/ Matthew DeAngelo                    Date:  2/4/02
               Portfolio Administrator


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners MidCap Blend Fund

2.       Issuer:  Triton PCS

3.       Date of purchase:  12/06/01

4.       Underwriter from whom purchased:  Salomon Smith Barney

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6.       Aggregate principal amount of purchase:  24,400.00

7.       Aggregate principal amount of offering:  243,483,500.00

8.       Purchase price (net of fees and expenses):  30.55

9.       Date offering commenced:  12/06/01

10. Offering price at close of first full business day on which any sales are made:
11.      Commissions, spread or profit:  Commission 0.87

                                     $

12.  Have the following conditions been satisfied:

                                                                                               Yes:     No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                    X

b.   Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                 X

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                    X
     material).

d.   Rule 144A Offerings:  The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules
     501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                               X

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including  the operations of predecessors).                                         X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                X

g.   The underwriting was a firm commitment underwriting.                                       X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                           X

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of such class in
     any concurrent public offering.                                                            X

j.   No Affiliated Underwriter was a direct or indirect participant or benefited                X
     directly or indirectly from, the purchase.


Completed by: \s\Matthew DeAngelo                       Date:2/4/02
               Portfolio Administrator

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Principal Investors Fund Partners
                                   Large Cap Growth I

2.       Issuer:  Carolina Group (CG)

3.       Date of purchase:  1/31/02

4.       Underwriter from whom purchased:  Lehman Brothers International

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  $128,800

7.       Aggregate principal amount of offering:  $35,000,000

8.       Purchase price (net of fees and expenses):  $28

9.       Date offering commenced:  1/31/02

10. Offering price at close of first full business day on which any sales are made: $29.10

11.      Commissions, spread or profit:  $4,002
                                         $

12.      Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                        X

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three
     years (including the operations of predecessors).                                               X

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day
     preceding the day on which the rights offering terminated).                                     X

g.   The underwriting was a firm commitment underwriting.                                            X

h.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during
     the same period.                                                                                X

i.   The amount of such securities of any class of such issue purchased by all of the
     Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A
     Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified  institutional buyers as defined in Rule 144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                  X

j.       No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                     X

Completed by:    \s\Jeff Alvino                              Date: 05/09/02
                    Portfolio Manager


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:
                           Principal Investors Fund Partners Large Cap Growth I
2.       Issuer:  PETCO Animal Supplies (PETC)
3.       Date of purchase:  2/21/02

4.       Underwriter from whom purchased:  Merrill Lynch

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  $64,600

7.       Aggregate principal amount of offering:  $14,500,000

8.       Purchase price (net of fees and expenses):  $19

9.       Date offering commenced:  2/21/02

10. Offering price at close of first full business day on which any sales are made: $20

11.      Commissions, spread or profit:  $2,516
                                         $

12.      Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                        X
                                                                                                 --------      ----------

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.
                                                                                                 ----------       ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d.   Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.
                                                                                                 ----------    ----------

e.       In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                                 ---------     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                                 ---------     ----------

g.       The underwriting was a firm commitment underwriting.                                        X
                                                                                                 ---------     ----------

h.   The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                 ---------     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                 ---------     ----------

j.   No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                 ---------     ----------



Completed by:  \s\Jeff Alvino                           Date: 05/09/2002
                  Portfolio Manager


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners LargeCap Growth Fund II

2.       Issuer:  Entercom Communications

3.       Date of purchase:  2/27/02

4.       Underwriter from whom purchased:  Deutche Bank - Alex Brown

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): J.P. Morgan Chase

6.       Aggregate principal amount of purchase:  $10,250

7.       Aggregate principal amount of offering:  $206,281,250

8.       Purchase price (net of fees and expenses):  $51.25
9.       Date offering commenced:  2/27/02

10. Offering price at close of first full business day on which any sales are made: $51.55

11.      Commissions, spread or profit:  4.51%/$2.31

12.      Have the following conditions been satisfied:

                                                                                               Yes:             No:
a.       Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                        X
                                                                                              --------      ----------

b.   Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii)
     the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.
                                                                                            ----------      ----------

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d.   Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.
                                                                                            ----------      ----------

e.       In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                              ---------     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
      rights offering terminated).                                                                   X
                                                                                              ---------     ----------
g.       The underwriting was a firm commitment underwriting.                                        X
                                                                                              ----------    ----------

h.       The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                              ----------    ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                              ---------     ----------

j.       No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                              ---------     ----------



Completed by:  \s\Christine Rolli                         Date:  4/22/02
                  Compliance Manager


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners MidCap Blend Fund

2.       Issuer:  Loews Corporation - Carolina Group

3.       Date of purchase:  01/31/2002

4.       Underwriter from whom purchased:  Salomon Smith Barney

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  $13,616,400.00

7.       Aggregate principal amount of offering:  $840,000,000.00


8.       Purchase price (net of fees and expenses):  28.00


9.       Date offering commenced:  01/31/2002

10. Offering price at close of first full business day on which any sales are made: 29.10

11.      Commissions, spread or profit:  0.80
                                         $

12.      Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a.   Registered Public Offerings:  The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                         X
                                                                                                     -         ----------

b.   Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                             X
                                                                                                   ----------        -

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                                    X
     material).                                                                                   ----------             -


d.   Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers
     pursuant to Rule 144A.                                                                                              X
                                                                                                  ----------             -

e.       In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                                     -         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                                     -         ----------

g.       The underwriting was a firm commitment underwriting.                                        X
                                                                                                     -         ----------

h.       The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                     -         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                     -         ----------

j.       No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                     -         ----------

Completed by:    /s/ Matthew L. DeAngelo               Date:  4/26/2002
                     Product Services Administrator


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.       Name of purchasing Fund:  Partners MidCap Blend Fund

2.       Issuer:  Polycom

3.       Date of purchase:  01/29/2002

4.       Underwriter from whom purchased:  Thomas Weisel Partners LLC

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6.       Aggregate principal amount of purchase:  $4,680,000.00

7.       Aggregate principal amount of offering:  $218,400.000.00

8.       Purchase price (net of fees and expenses):  31.20

9.       Date offering commenced:  01/29/2002

10. Offering price at close of first full business day on which any sales are made: 31.20

11.      Commissions, spread or profit:  0.94
                                         $

12.      Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a.       Registered Public Offerings:  The securities are a part of an issue registered
         under the Securities Act of 1933, which is being offered to the public:                     X
                                                                                                     -         ----------

b.   Municipal Securities:  The securities (i) are "municipal securities" as defined in
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one
     of the three highest ratings from at least one such rating service.                                             X
                                                                                              ----------             -

c.   Foreign Offerings:  The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such
     securities (or for such shorter period that the issuer was required to file such                                X
     material).                                                                               ----------             -


d.   Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other
     qualified institutional buyers pursuant to Rule 144A.                                                           X
                                                                                              ----------             -

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                                     -         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                                     -         ----------

g.       The underwriting was a firm commitment underwriting.                                        X
                                                                                                     -         ----------

h.       The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                     -         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                     -         ----------

j.       No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                     -         ----------

Completed by:  /s/Matthew L. DeAngelo                        Date:  4/26/2002
                  Product Services Administrator